Exhibit 99.1

News Release
One Centerpointe Drive, Suite 200, Lake Oswego, Oregon 97035 503-684-7000	www.gbrx.com

For release:	August 20, 2018, 4:30 pm EDT	Contact:	Jack Isselmann, Public Relations
Justin Roberts, Investor Relations Ph: 503-684-7000

Greenbrier and Watco Discontinue GBW Railcar Services Venture

~ Agreement concludes four-year railcar repair joint venture ~

~ Repair shops and employees will return to prior ownership ~

~ Smaller, strategically located repair shop network better supports Greenbrier’s integrated business model ~

~ Veteran leadership from Greenbrier will drive profitable operations from a smaller network ~

Lake Oswego, Oregon, August 20, 2018 – The Greenbrier Companies, Inc. (NYSE: GBX) and Watco Companies, LLC have entered an agreement to discontinue their GBW Railcar Services (GBW) railcar repair joint venture. Under the agreement, the repair shops and employees at each location will return to management by their previous operators. The plan enables both Greenbrier and Watco to better capitalize on current trends in North America’s railcar repair market, meeting demand for railcar repair services within their respective business models.

Greenbrier and Watco formed GBW in 2014 by combining their shops into a nationwide network of railcar repair facilities. The venture was intended to address booming demand for tank cars in oil by rail service, including tank car retrofits. That market never fully materialized. In dissolving the venture, the assets and employees of 12 shops return to Greenbrier and 14 shops return to Watco. Four mobile shops will be transferred to Watco.

Shops returned to Greenbrier will be managed by Rick Turner, Senior Vice President for Wheels & Parts at Greenbrier Rail Services. Turner has been a leader in the railcar aftermarket business for nearly 25 years, with primary responsibility for Greenbrier’s 12 wheel shops and parts businesses. Turner has served on the Board of Directors of GBW since its formation. Turner and his team have a deep familiarity with the operations and customer base of the repair shops. Their objective will be to return Greenbrier’s railcar repair operations to profitability. A wholly-owned and smaller network of railcar repair shops strengthens Greenbrier’s integrated business model in which new railcar design, engineering, manufacturing, sales and leasing is supported by aftermarket products and services. Greenbrier owns a railcar lease fleet of more than 8,500 railcars and provides fleet management services to owners of more than 368,000 railcars. Railcars in the owned and managed fleets receive approximately 175,000 repair and maintenance hours per year. With its return to sole ownership of its former repair shops, Greenbrier is positioned to offer strategic access to railcar repair and maintenance services to Greenbrier’s customers.

Rick Webb, Watco CEO and GBW’s current operations leader said, “One of the main reasons GBW was formed was to provide capacity to service, recertify and retrofit North America’s tank car fleet. For a variety of reasons, tank car services and retrofits never materialized in the volumes anticipated by Watco and Greenbrier at the time we formed GBW. The current arrangement is the best course of action. Greenbrier has been a great partner since 2014 and will continue to be a valued customer and supplier.”

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Greenbrier and Watco Discontinue GBW Railcar Services Venture (Cont.)	Page 2

William A. Furman, Chairman and CEO said, “Watco is one of the world’s finest short line railroads, port and terminal operators. We have had an excellent multi-decade relationship with Watco, and have enjoyed many synergies together. That will not change.”

Furman concluded, “We thank Watco for their partnership at GBW. And, we welcome our returning and new Greenbrier employees. We also look forward to maintaining our close relationship with Watco and will explore new opportunities to collaborate in other areas to serve the needs of our customers.”

About Greenbrier

Greenbrier, headquartered in Lake Oswego, Oregon, is a leading international supplier of equipment and services to global freight transportation markets. Greenbrier designs, builds and markets freight railcars and marine barges in North America. Greenbrier Europe is an end-to-end freight railcar manufacturing, engineering and repair business with operations in Poland, Romania and Turkey that serves customers across Europe and in the nations of the GCC. Greenbrier builds freight railcars and rail castings in Brazil through two separate strategic partnerships. We are a leading provider of wheel services, parts, railcar management & regulatory compliance services and leasing services to railroads and related transportation industries in North America. Greenbrier offers freight railcar repair, refurbishment and retrofitting services in North America through its Greenbrier Rail Services business unit. Through unconsolidated joint ventures, we produce industrial and rail castings, tank heads and other components. Greenbrier owns a lease fleet of over 8,500 railcars and performs management services for 368,000 railcars. Learn more about Greenbrier at www.gbrx.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including any statements that are not purely statements of historical fact. Greenbrier uses words such as “anticipates,” “believes,” “forecast,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “projects,” “hopes,” “seeks,” “estimates,” “strategy,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “foreseeable future” and similar expressions to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, reported backlog and awards that are not indicative of Greenbrier’s financial results; uncertainty or changes in the credit markets and financial services industry; high levels of indebtedness and compliance with the terms of Greenbrier’s indebtedness; write-downs of goodwill, intangibles and other assets in future periods; sufficient availability of borrowing capacity; fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; customer payment defaults or related issues; policies and priorities of the federal government regarding international trade, taxation and infrastructure; sovereign risk to contracts, exchange rates or property rights; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve certification or market acceptance of new products or technologies; steel or specialty component price fluctuations and availability and scrap surcharges; changes in product mix and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, costs or inefficiencies associated with expansion, start-up, or changing of production lines or changes in production rates, changing technologies, transfer of production between facilities or non-performance of alliance partners, subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; integration of current or future acquisitions and establishment of joint ventures; succession planning; discovery of defects in railcars or services resulting in increased warranty costs or litigation; physical damage or product or service liability claims that exceed Greenbrier’s insurance coverage; train derailments or other accidents or claims that could subject Greenbrier to legal claims; actions or inactions by various regulatory agencies including potential environmental remediation obligations or changing tank car or other railcar or railroad regulation; and issues arising from investigations of whistleblower complaints; all as may be discussed in more detail under the headings “Risk Factors” and “Forward Looking Statements” in Greenbrier’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017, Greenbrier’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2018, and Greenbrier’s other reports on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. Except as otherwise required by law, Greenbrier does not assume any obligation to update any forward-looking statements.

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